Exhibit 10.2

Execution Version

FIRST AMENDMENT AND WAIYER TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIYER TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is dated to be effective as of              the day of                        , 2017, by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent (“Administrative Agent”); (b) the undersigned lenders (collectively, the “Lenders”) which are parties to the “Credit Agreement” (as defined below); (c) GBP PRIME HOLDINGS, LLC (“GPB Prime”) and AUTOMILE PARENT HOLDINGS, LLC (“Parent Holdings Guarantor”), each a Delaware limited liability company (collectively, the “Guarantors”); and (d) AUTOMILE TY HOLDINGS, LLC, AUTOMILE HOLDINGS, LLC, AMR REAL ESTATE HOLDINGS, LLC, each a Delaware limited liability company, and their undersigned Subsidiaries signing this Amendment as a “Borrower” (collectively, the “Borrowers”). The Guarantors and the Borrowers are collectively referred to in this Amendment as the “Obligors.” The Administrative Agent and the Lenders are collectively referred to in this Amendment as the “Credit Parties.” The Borrowers, the Guarantors, and the Credit Parties are collectively referred to as the “Parties.”

RECITALS

The Administrative Agent, the Lenders party thereto and the Obligors have entered into an Amended and Restated Credit Agreement dated as of October 4, 2017, and the various other “Credit Documents,” as such term is defined in the Credit Agreement. All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

The Obligors have informed the Credit Parties of a shortfall in the required Swap coverage pursuant to Section 5.18 of the Credit Agreement (captioned, “Interest Rate Protection”) having given effect to multiple advances under the Delayed Draw Facility (“Existing Covenant Violation”), and have requested (a) a waiver of the Existing Covenant Violation, (b) additional time to enter into an additional or amended Swap Agreement to cover the required percentage of the Delayed Draw Facility. In order to facilitate the Swap and to create more efficiency in borrowing mechanics under the Delayed Draw Facility, the Obligors have agreed to issue amended and restated Delayed Draw Notes in the full amount of each Lender’s Delayed Draw Facility Commitment which would amend, restate and replace each Lender’s then-outstanding Delayed Draw Notes and further evidence all existing and future advances. It is also requested that the $1,000,000 minimum amount applicable to a request for Delayed Draw Loans be amended to provide for the Administrative Agent’s discretion to accommodate Borrowing requests that do not meet the minimum.

The Administrative Agent and the Required Lenders have agreed to enter into this Amendment with the Obligors in order to amend and modify the Credit Agreement and the Delayed Draw Notes to accomplish the requested amendments and amend the Credit Agreement in certain respects in connection therewith, and to provide a waiver of the Existing Covenant Violation.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby aclmowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1.             Acknowledgment And Reaffirmation Of Obligations. Each of the Obligors acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2.           Waiver of Existing Covenant Violation. The Required Lenders hereby waive the Existing Covenant Violation and any Event of Default arising exclusively from the Existing Covenant Violation.

Section 3.          Extension of Time for Compliance with Section 5.18. Within sixty (60) days from the date of this Amendment, the Borrower Representative shall enter into, and thereafter maintain at all times, Swap Agreements with one or more Swap Providers to the extent necessary to provide that at least fifty percent (50)% of(a) the aggregate original principal amount of the Term Loans and Mortgage Loans made to date, plus (b) the presently undrawn amount of the Delayed Draw Dollar Cap with respect to the Delayed Draw Facility, is subject to either a fixed rate of interest or interest rate protection, which Swap Agreements shall be on an ISDA standard form and have terms and conditions reasonably satisfactory to the Administrative Agent.

Section 4.                  Amendment And Modification of Credit Agreement.   The Credit Agreement  is hereby amended and modified as follows:

Section 4.1.             Section 1.02 (captioned “Certain Definitions”)is hereby amended (a) to replace the definition of “Delayed Draw Notes” with the following new definition:

“Delayed Draw Notes” means, collectively, the promissory notes of the applicable Borrowers evidencing the Delayed Draw Mortgage Loans and the Delayed Draw Term Loans under the Delayed Draw Facility substantially in the form of Exhibit E attached hereto, together with all amendments and replacements thereof.

and (b) to amend the definition of “Restricted Companies” to replace the reference to “GPB Prime” with a reference to “Parent Holdings Guarantor.” All Restricted Companies designated prior the date hereof by GPB Prime or Parent Holdings Guarantor are hereby confirmed.

Section 4.2.             Section 2.04 (captioned “Delayed Draw Facility”) is hereby amended (a) to replace clause “(c)” thereof with the following:

(c) any Delayed Draw Borrowing requested by the Borrower Representative shall be in a principal amount of at least One Million Dollars ($1,000,000), or such lesser amount as may be approved by the Administrative Agent(provided that, (i) with respect to a Delayed Draw Borrowing of Delayed Draw Mortgage Loans subject to a Project Budget (as defined in the Delayed Draw Disbursement Procedures), the foregoing minimum Delayed Draw Borrowing amount shall be measured solely with respect to the total amount reserved for Delayed Draw Loans in the Project Budget submitted to the Administrative Agent in accordance with the Delayed Draw Disbursement Procedures (and, for the avoidance of doubt, shall not be measured with respect to each component disbursement of Delayed Draw Mortgage Loans in connection with such Project under the Delayed Draw Disbursement Procedures) and (ii) contemporaneous Borrowings of Delayed Draw Mortgage Loans and Delayed Draw Term Loans for the same Acquisition may be counted in aggregate amount toward the foregoing minimum borrowing amount).

and (b) to replace the last three sentences of such Section with the following two sentences:

The Delayed Draw Loans shall be designated by the Borrower Representative as either Delayed Draw Mortgage Loans or Delayed Draw Term Loans. The Delayed Draw Loans may be either Base Rate Borrowings, or LIBOR Borrowings, or a combination of each Type.

                          Section 4.3.              Exhibits and Schedules. Exhibits E-1 and E-2 to the Credit Agreement are hereby replaced with Exhibit E hereto. Schedules 2.03(a) and 2.03.2(b)(2) are replaced with the respective Schedules 2.03(a) and 2.03.2(b)(2).

Section 5.             Amended and Restated Delayed Draw Notes. The Borrowers agree to execute and deliver to each Lender an Amended and Restated Delayed Draw Note in the form attached hereto as Exhibit J, which shall, inter alia, amend and restate in its entirety the Delayed Draw Notes issued to each Lender on the following dates:

Delayed Draw Note (Delayed Draw Term Loan) dated February 24, 2017;

Delayed Draw Note (Delayed Draw Mortgage Loan) dated May 18, 2017;

Delayed Draw Note (Delayed Draw Term Loan) dated October 12, 2017;

Delayed Draw Note (Delayed Draw Mortgage Loan) dated November 13, 2017;

Delayed Draw Note (Delayed Draw Term Loan) dated November 13, 2017; and

Delayed Draw Note (Delayed Draw Mortgage Loan) dated November 20, 2017.

Section 6.           Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, and to the Lenders to grant the waiver provided herein, each of the Obligors makes the following representations and warranties to the Credit Parties:

Section 6.1. Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Obligors: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 6.2. Accuracy Oflnformation. All information and data submitted by or on behalf of the Obligors in connection with this Amendment and the amendments and other transactions contemplated herein is true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 6.3. Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Obligors threatened, against any Obligor or any assets of any Obligor, the adverse determination of which would be reasonably expected to have a Material Adverse Effect. No judgments have been entered against any of the Obligors which would result in an Event of Default under Section 7.01.5 of the Credit Agreement.

Section 6.4. Events of Default. As of the Effective Date and upon giving effect to the waiver of the Existing Covenant Violation, no Defaults or Events of Default exist.

Section 7.            Further Assurances. Each of the Obligors agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 8.           No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Obligors to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described, and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assignments, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

Section 9.           Limited Amendment, Consent, and Waiver. Except to the extent amended  pursuant to Sections 3, 4 and 5 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Obligors which is a party thereto. Except to the extent of the waiver expressly provided in Section 2 of this Amendment, nothing herein shall constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents, and each of the Obligors hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to such waiver. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such waiver must be specific and in writing to be binding upon the Credit Parties and no such waiver (including the waiver of the Existing Covenant Violation provided for in this Amendment) shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future waiver of performance or exact performance by the Obligors. No amendment, waiver, or consent shall constitute a course of dealing.

Section 10.           Enforceability. This Amendment shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 11.            Reimbursement of Administrative Agent’s Expenses. The Borrower Representative agrees to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, all Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section 12.            Choice OfLaw; Consent To Jurisdiction; Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York (“Governing State”). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 13.             RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH OF THE BORROWERS AND GUARANTORS FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE BORROWERS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 14.          Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment.

Section 15.           Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Signature Page To First Amendment to Amended and Restated Credit Agreement:

IN WITNESS WHEREOF, the Parties have executed this Agreement with the specific intention of creating a document under seal to be effective as of the date first above written.

GPB PRIME:

GPB PRIME HOLDINGS, LLC,
a Delaware Limited Liability Company

By:	/s/ David Gentile
David Gentile, Manager

PARENT HOLDINGS GUARANTOR:

AUTOMILE PARENT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ David Rosenberg
David Rosenberg, President

Signature Page To First Amendment to Amended and Restated Credit Agreement-Continued:

BORROWERS:

AUTOMILE TY HOLDINGS, LLC,

AMR AUTO HOLDINGS - TY, LLC,

AMR AUTO HOLDINGS - TH, LLC,

AMR AUTO HOLDINGS - TO, LLC,

AMR AUTO HOLDINGS - LN, LLC,

LUPO LLC,

AUTOMILE HOLDINGS, LLC,

AMR AUTO HOLDINGS - MW, LLC,

AMR AUTO HOLDINGS - PA, LLC,

AMR AUTO HOLDINGS - AC, LLC,

AMR AUTO HOLDINGS - AC II, LLC,

AMR AUTO HOLDINGS - HN, LLC,

AMR AUTO HOLDINGS - MH, LLC,

AMR AUTO HOLDINGS - SB, LLC,

AMR AUTO HOLDINGS - HD, LLC,

AMR AUTO HOLDINGS - FA, LLC,

AMR AUTO HOLDINGS - VH, LLC,

AMR AUTO HOLDINGS - MM, LLC,

AMR AUTO HOLDINGS - SN, LLC,

AMR AUTO HOLDINGS - BG, LLC,

SACO AUTO HOLDINGS - FLMM, LLC,

SACO AUTO HOLDINGS - HN, LLC,

SACO AUTO HOLDINGS - VW, LLC,

SAWDRAN, LLC,

STARETZ, LLC,

Each a Delaware limited liability company

AMR AUTO DISTRIBUTORS INC.,

A Massachusetts corporation

By:	/s/ David Rosenberg
David Rosenberg, President

HANOVER AUTOMOTIVE HOLDINGS, LLC,

AMR AUTO HOLDINGS - SM, LLC,
AMR AUTO HOLDINGS - VS, LLC,
AMR AUTO HOLDINGS - NC, LLC,

Each a Delaware limited liability company

By:	/s/ David Rosenberg
David Rosenberg, Manager.

AMR REAL ESTATE HOLDINGS, LLC,

A Delaware limited liability company

By:	/s/ David Gentile
David Gentile, Manager

Signature Page To First Amendment to Amended and Restated Credit Agreement - Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY, A New York Banking Corporation, In Its Capacity As Administrative Agent

By:	/s/ John E. Brissette
John E. Brissette, Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY,
As A Lender

By:	/s/ John E. Brissette
John E. Brissette, Vice President

Signature Page To First Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

SUNTRUST BANK,
As a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

Signature Page To First Amendment to Amended and Restated Credit Agreement- Continued:

LENDER:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
As a Lender

By:
Name:	Michele Nowak
Title:	Credit Director, National Accounts

Signature Page To First Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

[*****] MOTOR CREDIT CORPORATION,
As a Lender

By:	/s/ Thomas F. Miller
	Name:	Thomas F. Miller
	Title:	National Accounts Manager

Signature Page To First Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of New York Community Bank, As a Lender

By:	/s/ Mark C. Mazmanian
Name: Mark C. Mazmanian Title: Senior Vice President

Signature Page To First Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

KEYBANK NATIONAL ASSOCIATION,
As a Lender

By:
Name: [ILLEGIBLE] Title: [ILLEGIBLE]

Signature Page To First Amendment to Amended and Restated Credit Agreement- Continued:

LENDER:

TD BANK, N.A.,
As a Lender

By:	/s/ Bruce Tuckey
	Name:	Bruce Tuckey
	Title:	Director of Credit Management

Signature Page To First Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

VW CREDIT, INC.,
As a Lender

By:
	Name:	[ILLEGIBLE]
Title: [ILLEGIBLE]

SCHEDULE 2.03(a)
CLOSING DATE MORTGAGE LOANS

As of October 3, 2017

Aggregate principal balance outstanding:

Mortgage Loans dated 2/24/2017:	$171,367,875.00
Delayed Draw Mortgage Loans dated 5/18/2017:	$1,375,497.35
TOTAL:	$172,743,372.35

SCHEDULE 2.03(b)(2)

TERM LOANS

(Closing Date)

As of October 3, 2017

Aggregate principal balance outstanding:

Closing Date Term Loans dated 2/24/17:	$74,587,500.00
Closing Date Delayed Draw Term Loan dated 2/24/17:	$2,298,398.68
TOTAL:	$76,885,898.68